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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-34898, No. 333-34900, No. 333-34902, and No. 333-76022) of QuickLogic Corporation of our report dated January 23, 2002, relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 4, 2002

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS